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                                  EXHIBIT 4.5

                          SPECIMEN STOCK CERTIFICATE

062201


    NUMBER                                                        SHARES
SP

                             GATEFIELD CORPORATION


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF NEW YORK, NY OR BOSTON, MA


                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 367339 20 7

  THIS CERTIFIES that







  is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                        OF THE PAR VALUE OF $.10 EACH OF

GATEFIELD CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.
  WITNESS the seal of the Corporation and the signatures of its duly authorized officers,

  Dated:

GATEFIELD CORPORATION          /s/ MICHAEL J. KUCHA        /s/ TIMOTHY SAXE
   CORPORATE SEAL
      DELAWARE                 CHAIRMAN AND SECRETARY          PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
            BANKBOSTON, N.A.
               TRANSFER AGENT AND REGISTRAR

BY   /s/ MARY PENEZIC

                        AUTHORIZED SIGNATURE

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                               GATEFIELD CORPORATION

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

   The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common
   TEN ENT -- as tenants by the entireties
   JT TEN  -- as joint tenants with right of
              survivorship and not as tenants
              in common


   UNIF GIF MIN ACT -- ................ Custodian ................
                            (Cust)                     (Minor)
                       under Uniform Gifts to Minors
                       Act .......................................
                                      (State)

   Additional abbreviations may also be used though not in the above list.

   For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
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_____________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________________________________________


_____________________________________________________________________________


______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________

                               X ______________________________________________

                               X ______________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By _________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.